Exhibit 10.3

TENTH AMENDMENT TO

AMENDED AND RESTATED $650,000,000 WAREHOUSING CREDIT

AND SECURITY AGREEMENT

among

WALKER & DUNLOP, LLC

as Borrower,

WALKER & DUNLOP, INC.

as  Parent,

and

THE LENDERS PARTY HERETO,

PNC BANK, NATIONAL ASSOCIATION,

as Administrative Agent

and

PNC CAPITAL MARKETS LLC,

as Lead Arranger and Sole Bookrunner

Effective as of March 27, 2017

______________________________________________________

TENTH AMENDMENT TO AMENDED AND RESTATED
WAREHOUSING CREDIT AND SECURITY AGREEMENT

THIS TENTH AMENDMENT TO AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this “Tenth Amendment”) is made effective as of the 27th day of March, 2017, by and among WALKER & DUNLOP, LLC, a Delaware limited liability company (“Borrower”), WALKER & DUNLOP, INC., a Maryland corporation (“Parent”), the lenders party to the Credit Facility Agreement defined below (the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Lenders under the Credit Facility Agreement (hereinafter referred to in such capacity as the “Administrative Agent”).

R E C I T A L S

WHEREAS, the Lenders and Borrower are parties to that certain Amended and Restated Warehousing Credit and Security Agreement, dated as of June 25, 2013, by and among Borrower, Parent, the Lenders and the Administrative Agent (the “Original Credit Facility Agreement”), as amended by that certain First Amendment to Amended and Restated Warehousing Credit and Security Agreement, dated as of December 20, 2013 (the “First Amendment”), that certain Second Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of June 17, 2014 (the “Second Amendment”), that certain Third Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of August 26, 2014 (the “Third Amendment”), that certain Fourth Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of June 17, 2015 (the “Fourth Amendment”), that certain Fifth Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of October 26, 2015 (the “Fifth Amendment”),  that certain Sixth Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of December 24, 2015 (the “Sixth Amendment”), that certain Seventh Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of February 12, 2016 (the “Seventh Amendment”), that certain Eighth Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of June 16, 2016 (the “Eighth Amendment”), and that certain Ninth Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of December 12, 2016 (the “Ninth Amendment” and the Original Credit Facility Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment,  Sixth Amendment, Seventh Amendment,  Eighth Amendment and Ninth Amendment, is herein referred to as the “Credit Facility Agreement”), whereby upon the satisfaction of certain terms and conditions set forth therein, the Lenders agreed to make Warehousing Advances from time to time, up to the Warehousing Credit Limit (each such term as defined in the Credit Facility Agreement).

WHEREAS, Borrower, the Administrative Agent and the Lenders have agreed, pursuant to the terms hereof, to modify certain terms of the Credit Facility Agreement as set forth in this Tenth Amendment.

NOW, THEREFORE, for and in consideration of the premises, the mutual entry of this Tenth Amendment by the parties hereto and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.       Recitals.  The Recitals are hereby incorporated into this Tenth Amendment as a substantive part hereof.

Section 2.      Definitions.  Terms used herein and not otherwise defined shall have the meanings set forth in the Credit Facility Agreement.

Section 3.      Amendments to Credit Facility Agreement.  The Credit Facility Agreement is hereby amended as follows:

(a)       From and after the date of this Tenth Amendment, Schedule I to the Credit Facility Agreement shall be deleted in its entirety and replaced with the new Schedule I attached hereto and incorporated herein by reference.

Section 4.      Ratification, No Novation, Effect of Modifications.  Except as may be amended or modified hereby, the terms of the Credit Facility Agreement are hereby ratified, affirmed and confirmed and shall otherwise remain in full force and effect.  Nothing in this Tenth Amendment shall be construed to extinguish, release, or discharge or constitute, create or effect a novation of, or an agreement to extinguish, release or discharge, any of the obligations, indebtedness and liabilities of Borrower or any other party under the provisions of the Credit Facility Agreement or any of the other Loan Documents, unless specifically herein provided.

Section 5.     Amendments.  This Tenth Amendment may be amended or supplemented by and only by an instrument executed and delivered by each party hereto.

Section 6.     Waiver.  The Lenders shall not be deemed to have waived the exercise of any right which they hold under the Credit Facility Agreement unless such waiver is made expressly and in writing (and no delay or omission by any Lender in exercising any such right shall be deemed a waiver of its future exercise).  No such waiver made as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right.  Without limiting the operation and effect of the foregoing provisions hereof, no act done or omitted by any Lender pursuant to the powers and rights granted to it hereunder shall be deemed a waiver by any Lender of any of its rights and remedies under any of the provisions of the Credit Facility Agreement, and this Tenth Amendment is made and accepted without prejudice to any of such rights and remedies.

Section 7.       Governing Law.  This Tenth Amendment shall be given effect and construed by application of the law of the Commonwealth of Pennsylvania.

Section 8.     Headings.  The headings of the sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

Section 9.      Severability.  No determination by any court, governmental body or otherwise that any provision of this Tenth Amendment or any amendment hereof is invalid or

2

unenforceable in any instance shall affect the validity or enforceability of (i) any other such provision or (ii) such provision in any circumstance not controlled by such determination.  Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

Section 10.     Binding Effect.  This Tenth Amendment shall be binding upon and inure to the benefit of the Administrative Agent, the Borrower, the Parent, the Lenders, and their respective permitted successors and assigns.

Section 11.    Counterparts.  This Tenth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

[Signature Page Follows]

3

IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Tenth Amendment under their respective seals as of the day and year first written above.

WALKER & DUNLOP, LLC, as Borrower

By:	/s/ Stephen P. Theobald
Name:	Stephen P. Theobald
Title:	Executive Vice President, Chief Financial Officer & Treasurer

WALKER & DUNLOP, INC., as Parent

By:	/s/ Stephen P. Theobald
Name:	Stephen P. Theobald
Title:	Executive Vice President, Chief Financial Officer & Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Terri Wyda
Name:	Terri Wyda
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Ross Painter
Name:	Ross Painter
Title:	Vice President

Signature Page  -  Tenth Amendment to Amended and Restated Warehousing Credit and Security Agreement

Schedule I

List of Lenders and Lenders’ Warehousing Commitments

Lender	Warehousing Commitment

PNC Bank, National Association	$450,060,000.00

Wells Fargo Bank, National Association	$199,940,000.00

Schedule I-1